UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2013

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 270-7749
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01

Entry into a Material Definitive Agreement.

Hawk Exchange Agreement.  On August 23, 2013, but effective on August 28, 2013, Global Earth Energy, Inc. (the “registrant”) and Hawk Manufacturing, Inc., a Florida corporation (“Hawk”), executed an Exchange Agreement, whereby the registrant does issued to Hawk 214,027,096 shares of the the registrant common stock, in exchange for 250 shares of the Hawk common stock.

The intention of the Exchange Agreement, is that the registrant shall own 20 percent of the outstanding shares of the Hawk common stock and that Hawk shall own 20 percent of the outstanding shares of the registrant’s common stock.  If, following the date of the Exchange Agreement, either the registrant or Hawk shall issue additional shares of its common stock for a price per share less than the value per share of such shares of common stock on the date of the Exchange Agreement, then the registrant or Hawk, as the case may be, shall have the right to purchase shares of the common stock of the other at the price per share for which such shares are issued as described in this sentence, so as to maintain the relative stock ownership of the registrant or Hawk, as the case may be, in the registrant or Hawk.  For the purposes of the Exchange Agreement, on the date thereof, the price per share of the registrant common stock is deemed to be $0.02, and the price per share of the Hawk common stock is deemed to be $3,200.00.

In any of the following events, occurring after the date of the Exchange Agreement, appropriate adjustment shall be made in the number of shares of the registrant common stock and the Hawk common stock delivered hereunder, so as to maintain the proportionate interest of each of the registrant and Hawk as of the date hereof: (a) recapitalization of the registrant or Hawk through a split-up or reverse split of the outstanding shares of its common stock into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the shares of its common stock, payable in shares of its common stock or other securities of the registrant or Hawk convertible into shares of its common stock.

Copies of the Exchange Agreement and a press release announcing the Exchange Agreement are filed with this Form 8-K as exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 8.01 Other Events

The Company put out a press release entitled" GLOBAL EARTH ENERGY INC. ANNOUNCES PARTNERSHIP WITH HAWK MANUFACTURING, INC." This release can be read in its entirety as exhibit 99.1, attached herewith.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
10.1*	Exchange Agreement by and between Global Earth Energy, Inc. and Hawk Manufacturing, Inc., dated August 23, 2013.
99.1*	Press release with respect to the Exchange Agreement by and between Global Earth Energy, Inc. and Hawk Manufacturing, Inc., dated August 23, 2013.

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*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2013.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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